Exhibit 10.1

Execution Version

SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of March 16, 2017,

among

RICE ENERGY INC.,

as Parent Guarantor,

RICE ENERGY OPERATING LLC,

as Borrower,

The Guarantors Party Hereto,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

BARCLAYS BANK PLC,

as Syndication Agent

WELLS FARGO SECURITIES, LLC,

and

BARCLAYS BANK PLC,

as Joint Lead Arrangers and Joint Bookrunners

BMO HARRIS FINANCING, INC.,

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,

CAPITAL ONE, NATIONAL ASSOCIATION,

CITIBANK, N.A.,

FIFTH THIRD BANK,

and

PNC BANK, NATIONAL ASSOCIATION,

as Co-Documentation Agents

SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of March 16, 2017 (the “Second Amendment Effective Date”), is among RICE ENERGY INC., a Delaware corporation (“Parent”); RICE ENERGY OPERATING LLC, a Delaware limited liability company (the “Borrower”); each of the other undersigned guarantors (the “Guarantors”, and together with Parent and the Borrower, the “Credit Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A.    Parent, the Borrower, the Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Agreement dated as of October 19, 2016 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.    The parties hereto desire to amend certain terms of the Credit Agreement as set forth herein to be effective as of the Second Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date in the manner provided in this Section 2.

2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Extended Term Specified Commodity Sale Contract” means, as of any date of determination, with respect to any Specified Commodity Sale Contract, the portion thereof, if any, that is not an Initial Term Specified Commodity Sale Contract; provided that in no event shall any Physical Basis Contract constitute an Extended Term Specified Commodity Sale Contract.

“Initial Term Lender Specified Commodity Sale Contract” means any Initial Term Specified Commodity Sale Contract between a Credit Party and a Person that is, on the date such contract is entered into, a Lender or an Affiliate of a Lender, in each case even if such Person subsequently ceases to be a Lender or an Affiliate of a Lender for any reason.

“Initial Term Non-Lender Specified Commodity Sale Contract” means any Initial Term Specified Commodity Sale Contract that is not (a) an Initial Term Lender Specified Commodity Sale Contract or (b) a Physical Basis Contract.

“Initial Term Specified Commodity Sale Contract” means, as of any date of determination with respect to any Specified Commodity Sale Contract, the portion of such Specified Commodity Sale Contract that relates to the time period from such date to the date that is six years following such date.

“Non-Approved Counterparty Volumes” means, as of any date of determination, the aggregate sum of the total volumes of crude oil, natural gas and natural gas liquids that are subject to the Credit Parties’ Specified Commodity Sale Contracts (other than Physical Basis Contracts) with counterparties that are not Approved Counterparties (calculated by adding together the monthly totals of all such volumes for each month from the date of determination until the last month for which any Credit Party has any effective Specified Commodity Sales Contract (other than Physical Basis Contracts)).

“Physical Basis Contract” means any contract for the sale of Hydrocarbons for a price to be calculated at the time of delivery based on the market or index price for a location other than the delivery point (as defined in such sale contract) of the Hydrocarbons sold pursuant to such sale contract (together with any related asset management agreement for the release of transportation capacity between such locations).

“Second Amendment” means that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of March 16, 2017, among Parent, the Borrower, the other Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Total Available Volumes” means, as of any date of determination, the sum of, without duplication, (a) the aggregate sum of the total maximum notional volumes of crude oil, natural gas and natural gas liquids that are permitted to be subject to Swap Agreements and Initial Term Non-Lender Specified Commodity Sale Contracts pursuant to Section 9.18(a)(ii) plus (b) the aggregate sum of the total maximum notional volumes of crude oil, natural gas and natural gas liquids that are permitted to be subject to Extended Term Specified Commodity Sale Contracts (excluding, for the avoidance of doubt, any notional volumes subject to any portion of such Specified Commodity Sale Contracts that constitute Initial Term Specified Commodity Sale Contracts) pursuant to Section 9.18(a)(iv)(C)(2)

(calculated, in the case of both clause (a) and clause (b), by adding together the maximum permissible volumes for each month from the date of determination until the last month for which any Credit Party is permitted to have in effect any Extended Term Specified Commodity Sale Contract); provided that there shall be no double counting for transactions and agreements in respect of the same volumes that hedge different risks (i.e., price risk and/or basis risk) as more fully described in Section 9.18(f).

“Unsecured Specified Commodity Sale Contract” means any Initial Term Non-Lender Specified Commodity Sale Contract and any Extended Term Specified Commodity Sale Contract.

2.2    Amended Definitions. The definitions of “Additional Interim Redetermination Event”, “Approved Counterparty”, “Borrowing Base Value”, “CFCT Hedging Obligation” (originally intended to be “CFTC Hedging Obligation”), “Firm Transportation Reimbursement Agreement”, “Liquidate”, “Loan Documents”, “Material Swap Obligation”, “Projected Volume”, “Secured Lender Physical Contract”, “Specified Commodity Sale Contract”, “Swap Agreement” and “Swap Termination Value” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Additional Interim Redetermination Event” means (a) any Transfer of any Borrowing Base Property by the Borrower or any other Credit Party to any Person other than the Borrower or another Credit Party, (b) any Liquidation of any commodity Swap Agreement or other Specified Commodity Sale Contract by the Borrower or any other Credit Party or (c) the Borrower or any other Credit Party entering into any Secured Firm Transportation Reimbursement Agreement if, upon (and after giving effect to) any such event, the sum of (i) the Borrowing Base Value of all Borrowing Base Properties Transferred by the Borrower or any other Credit Party to any Person other than the Borrower or another Credit Party since the most recent redetermination of the Borrowing Base plus (ii) the Borrowing Base Value, if any, of all commodity Swap Agreements and any other Specified Commodity Sale Contracts Liquidated since the most recent redetermination of the Borrowing Base plus (iii) the aggregate Firm Transportation Reimbursement Obligation Amounts in respect of all Secured Firm Transportation Reimbursement Agreements then outstanding exceeds 15% of the then effective Borrowing Base.

“Approved Counterparty” means any Lender or any Affiliate of a Lender and any other Person if such Person or its credit support provider has a long term senior unsecured debt rating of BBB+/Baa1 by S&P or Moody’s (or their equivalent) or higher.

“Borrowing Base Value” means, with respect to any Oil and Gas Property, any Swap Agreement in respect of commodities and any other Specified Commodity Sale Contract, the value attributed thereto by the Administrative Agent for the purpose of determining the Borrowing Base then in effect.

“CFTC Hedging Obligation” means any Obligation in respect of any agreement, contract, confirmation or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Firm Transportation Reimbursement Agreement” means any agreement evidencing any obligation of the Borrower or any other Credit Party to:

(a)    reimburse a Person that is, on the date such contract is entered into, a Lender or an Affiliate of a Lender, in each case even if such Person subsequently ceases to be a Lender or an Affiliate of a Lender for any reason, for (i) the costs of procuring or providing credit support or other performance assurance (whether in the form of a guaranty, a letter of credit or otherwise) procured or provided by such Lender or Affiliate of a Lender to a transportation provider for transportation contracts or capacity to transport Hydrocarbons sold pursuant to a Specified Commodity Sale Contract, (ii) the expenses of such Lender or Affiliate of a Lender owed to the provider of the credit support or other performance assurance described in the preceding clause (i) or (iii) any losses incurred by the Lender or Affiliate of a Lender in connection with any exercise of remedies against such credit support or performance assurance described in the preceding clause (i); and

(b)    if applicable, provide credit support or performance assurance, in replacement of the credit support or performance assurance referred to in the foregoing clause (a), to such transportation provider that is acceptable to such transportation provider upon the expiration of a term agreed upon with such Person;

provided in either case that such agreement is executed directly in connection with a Specified Commodity Sale Contract (whether included in such Specified Commodity Sale Contract or a separate related agreement), and regardless of whether such Specified Commodity Sale Contract has a “forward” effective date that is a date subsequent to the effectiveness of the corresponding Firm Transportation Reimbursement Agreement.

“Liquidate” means, with respect to any Swap Agreement or any other Specified Commodity Sale Contract, the sale, assignment, novation, unwind or early termination of all or any part of such Swap Agreement or other Specified Commodity Sale Contract; provided that for purposes of this definition, a Swap Agreement or other Specified Commodity Sale Contract shall not be deemed to have been Liquidated if, (a) such Swap Agreement or other Specified Commodity Sale Contract is novated from the existing counterparty to an Approved Counterparty, with the Borrower or another Credit Party being the “remaining party” for purposes of such novation, or (b) upon its sale, assignment, novation, unwind or early termination, it is replaced, in a substantially contemporaneous transaction, with one or more Swap Agreements or other Specified Commodity Sale Contracts with prices, tenors and volumes not less favorable to the Credit Parties than those of such replaced Swap Agreements or other Specified

Commodity Sale Contracts and without cash payments to the Borrower or any other Credit Party in connection therewith. The terms “Liquidated” and “Liquidation” have correlative meanings thereto.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, the Fee Letters, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

“Material Swap Obligation” means obligations owing by the Borrower or any other Credit Party under one or more Swap Agreements or other Specified Commodity Sale Contracts with the same counterparty that, at the time in question, have a net Swap Termination Value in favor of such counterparty (i.e., the Borrower or such Credit Party is “out of the money”) that exceeds the Threshold Amount.

“Projected Volume” means, at any time, the Borrower’s reasonably anticipated projected future production from Oil and Gas Properties of the Borrower and the other Credit Parties; provided, that, for the purposes of each instance under this Agreement where Projected Volume is to be calculated for any month that is more than 84 months following the date of determination, Projected Volume for each such month shall be the lesser of (a) the average Projected Volume for each month during the period beginning with the 73rd month following the date of determination through and including the 84th month following the date of determination and (b) the reasonably anticipated projected future production from Oil and Gas Properties of the Borrower and the other Credit Parties for such month.

“Secured Lender Physical Contract” means (a) any Initial Term Lender Specified Commodity Sale Contract and (b) any Secured Firm Transportation Reimbursement Agreement; provided that, notwithstanding anything to the contrary contained herein, any additional confirmations or transactions entered into under any such contract after such Lender or an Affiliate of a Lender ceases to be a Lender or an Affiliate of a Lender shall be deemed not to be a “Secured Lender Physical Contract”; and provided further that the parties to any such contract may expressly agree in writing (whether in a master agreement, in a transaction confirmation, or otherwise, and irrespective of any netting arrangements specified therein) that: (i) such contract (or a specified portion of such contract or a specified transaction under such contract, including any Firm Transportation Reimbursement Agreement associated with an Initial Term Lender Specified Commodity Sale Contract) is not a Secured Lender Physical Contract as defined in this Agreement, in which case to the extent so provided, such contract (or a specified portion of such contract or a specified transaction under such contract) shall not constitute a Secured Lender Physical Contract for the purposes of this Agreement, (ii) if the tenor or volumes of such contract exceeds the applicable tenor or volume restrictions set forth in Section 9.18(a)(ii), as determined from time to time on any applicable date, the portion of such contract that exceeds the tenor or volumes limitations set forth in Section 9.18(a)(ii) shall not constitute a Secured Lender Physical Contract for the purposes of this Agreement to the extent of such non-compliance as of such date, and/or (iii) to the extent that any portion of the applicable contract would satisfy the applicable tenor and volume restrictions set forth in Section 9.18(a)(ii), as determined from time to time on any applicable date, such compliant portions of such contract shall as of such date constitute a Secured Lender Physical Contract for the purposes of this Agreement.

“Specified Commodity Sale Contract” means any contract (or specified portion thereof or specified transaction thereunder) for the sale of Hydrocarbons for deferred shipment or delivery that is intended to be settled by physical delivery of such Hydrocarbons by the Borrower or any other Credit Party, including any forward sale contract in respect of Hydrocarbons and any Physical Basis Contract, solely to the extent (if any) that such contract provides, at the time such contract (or specified portion thereof or specified transaction thereunder) is entered into, for any portion of such contract to include a fixed price component (including any fixed commodity price component and/or any fixed basis differential component); provided, that, the Borrower’s or any other Credit Party’s election for “first of month” pricing or other one month pricing pursuant to a forward sale contract for deliveries of Hydrocarbons for the immediately following calendar month shall not, by itself, cause an agreement to be deemed to be a contract with a fixed price component for purposes of this definition.

“Swap Agreement” means (a) any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that (i) no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the other Credit Parties shall be a Swap Agreement and (ii) no sale of a commodity for deferred shipment or delivery that is intended to be physically settled shall be a Swap Agreement pursuant to this clause (a), and (b) any Secured Lender Physical Contract. If multiple transactions are entered into under a master agreement, each transaction is a separate Swap Agreement. For the avoidance of doubt, Unsecured Specified Commodity Sale Contracts are not Swap Agreements.

“Swap Termination Value” means, in respect of any one or more Swap Agreements or other Specified Commodity Sale Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements or other Specified Commodity Sale Contracts, (a) for any date on or after the date such Swap Agreements or other Specified Commodity Sale Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s)

for such Swap Agreements or other Specified Commodity Sale Contracts, as determined by the counterparties to such Swap Agreements or other Specified Commodity Sale Contracts (including, without duplication, any unpaid amounts due on the date of calculation).

2.3    Swap Agreements and Qualified ECP Counterparty. Section 7.20 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 7.20    Swap Agreements and other Specified Commodity Sale Contracts; Qualified ECP Counterparty. Schedule 7.20, as of the date hereof, and after the date hereof, each report required to be delivered by the Borrower pursuant to Section 8.01(e), as of the date of (or as of the date(s) otherwise set forth in) such report, sets forth, a true and complete list of all Swap Agreements and other Specified Commodity Sale Contracts of the Borrower and each other Credit Party, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the estimated net mark-to-market value thereof, all credit support agreements relating thereto other than Loan Documents (including any margin required or supplied) and the counterparty to each such agreement. The Borrower is a Qualified ECP Counterparty.

2.4    Certificate of Financial Officer. Sections 8.01(e), (n) and (o) of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

(e)    Certificate of Financial Officer – Swap Agreements and Other Specified Commodity Sale Contracts. Concurrently with any delivery of financial statements under Section 8.01(a) and Section 8.01(b) and any certificate under Section 8.01(n), a certificate of a Financial Officer, in form and substance satisfactory to the Administrative Agent, setting forth as of a recent date,

(i)    a true and complete list of all Swap Agreements, other Specified Commodity Sale Contracts and Firm Transportation Reimbursement Agreements of the Borrower and each other Credit Party, the material terms thereof (including the type, term, effective date, termination date, price and notional amounts or volumes set forth for each month during the term of such Swap Agreement or other Specified Commodity Sale Contract, as applicable, and the Firm Transportation Reimbursement Obligation Amounts associated therewith (in the case of each Firm Transportation Reimbursement Agreement)), the estimated net mark-to-market value therefor, any new credit support agreements relating thereto (other than Loan Documents) not listed on Schedule 7.20, any margin required or supplied under any credit support document, the counterparty to each such agreement and the aggregate Deemed Transportation Volumes associated with each Secured Firm Transportation Reimbursement Agreement; and

(ii)    reasonably detailed calculations of (A) the Total Available Volumes as of such date, (B) the Non-Approved Counterparty Volumes as of such date, and (C) the quotient obtained by dividing (B) by (A), reflected as a percentage.

(n)    Certificate of Financial Officer – Projected Volume Reports. (i) Concurrently with any delivery of financial statements under Section 8.01(a) and Section 8.01(b), (ii) promptly upon the occurrence of any event (including any sale, transfer, assignment or other disposition of Unproven Acreage or other Oil and Gas Properties) that the Borrower determines in its reasonable discretion would decrease the aggregate Projected Volume by 10% or more of the aggregate Projected Volume set forth in the most recent certificate delivered pursuant to this Section 8.01(n), and (iii) at the election of the Borrower, up to two times during the period following the delivery of the most recent certificate delivered pursuant to clause (i) above (or more frequently, if the Administrative Agent in its discretion approves), a certificate of a Financial Officer setting forth as of a recent date, a report detailing the Projected Volume for each month from the date of such certificate until the later of (A) the 120th month thereafter or (B) December 31, 2030, and the assumptions used in calculating such Projected Volume, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

(o)    Gross Volume and Firm Transportation Committed Volume Reports. Concurrently with the delivery of any certificates and reports under Section 8.01(n), a certificate of a Financial Officer setting forth as of a recent date, a report, in form and detail reasonably satisfactory to the Administrative Agent,

(i)    forecasting the Gross Projected Volume on a monthly basis for the first five years following the date of such certificate and on an annual basis thereafter until the later of (A) the 120th month following the date of such certificate or (B) December 31, 2030 and the assumptions used in calculating such volumes; and

(ii)    setting forth the Firm Transportation Committed Volumes and demand rates related thereto for all future periods in which the Credit Parties have any Firm Transportation Committed Volumes, which in the case of this clause (ii), shall be prepared on a monthly basis for the first five years following the date of such certificate and on an annual basis thereafter;

provided, that, the deliverables required pursuant to this Section 8.01(o) may, at the Borrower’s election, be combined into a single certificate and report with the deliverables required under Section 8.01(n).

2.5    Sale of Properties and Liquidation of Swap Agreements. Section 9.11 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 9.11    Sale of Properties and Liquidation of Swap Agreements and Other Specified Commodity Sale Contracts. As used herein, “Transfer” means to sell, assign, farm-out, convey or otherwise transfer Property or to Liquidate any Swap Agreement or other Specified Commodity Sale Contract in respect of commodities, provided that Transfer does not include the grant or creation of a Lien. Parent and the Borrower will not, and will not permit any Restricted Subsidiary to, Transfer (1) any Oil and Gas Property or any interest in Hydrocarbons produced or to be produced therefrom, (2) any commodity Swap Agreement or other Specified Commodity Sale Contract included in the most recent determination of the Borrowing Base or (3) any Equity Interest in any Restricted Subsidiary that owns any Oil and Gas Property, any interest in Hydrocarbons produced or to be produced therefrom, or any commodity Swap Agreement or other Specified Commodity Sale Contract included in the most recent determination of the Borrowing Base (in this Section 9.11, an “E&P Subsidiary”), except for:

(a)    the sale of Hydrocarbons in the ordinary course of business;

(b)    farmouts of undeveloped acreage and assignments in connection with such farmouts;

(c)    Transfers among Parent, the Borrower and the Restricted Subsidiaries provided that the provisions of Section 8.14 are complied with to the extent applicable;

(d)    the sale or transfer of Unproven Acreage or of any Equity Interests in any E&P Subsidiary (other than an E&P Subsidiary that owns any Borrowing Base Properties, any interest in Hydrocarbons produced or to be produced therefrom, or any commodity Swap Agreement or other Specified Commodity Sale Contract included in the most recent determination of the Borrowing Base), provided that, prior to and after giving effect to such sale or transfer, the Borrower is in compliance with Section 9.18; and

(e)    Transfers of Borrowing Base Properties, of commodity Swap Agreements and other Specified Commodity Sale Contracts included in the most recent determination of the Borrowing Base, and of Equity Interests in any E&P Subsidiary that owns any Borrowing Base Properties, any interest in Hydrocarbons produced or to be produced therefrom or any commodity Swap Agreement or other Specified Commodity Sale Contract included in the most recent determination of the Borrowing Base, provided that:

(i)     the consideration received in respect of such Transfer shall be cash, the assumption of liabilities (including indemnification obligations) related to the Borrowing Base Properties Transferred, new Oil and Gas Properties (and related Additional Oil and Gas Assets) and new commodity Swap Agreements or other Specified Commodity Sale Contracts acquired, or Investments permitted under Section 9.05;

(ii)    the consideration received in respect of such Transfer shall be equal to or greater than the fair market value of the Borrowing Base Properties and such commodity Swap Agreements, other Specified Commodity Sale Contracts and Equity Interests in E&P Subsidiaries that are Transferred (as reasonably determined by the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of the Borrower certifying to that effect);

(iii)    if any such Transfer is of an E&P Subsidiary, such Transfer shall include all the Equity Interests of such E&P Subsidiary owned by Parent, the Borrower and the Restricted Subsidiaries;

(iv)    the sum of (A) the aggregate Borrowing Base Value of the Borrowing Base Properties Transferred under this subsection (e) since the immediately preceding Scheduled Redetermination of the Borrowing Base, plus (B) the net aggregate Borrowing Base Value of all such commodity Swap Agreements and other Specified Commodity Sale Contracts that have been Liquidated since the immediately preceding Scheduled Redetermination of the Borrowing Base, shall not exceed ten percent (10%) of the Borrowing Base then in effect; provided that such ten percent (10%) limitation shall not, in any event, prohibit Parent, the Borrower or any Restricted Subsidiary from Liquidating any Swap Agreement or other Specified Commodity Sale Contract to the extent required by Section 9.18(b); and

(v)    if the sum of (A) the aggregate Borrowing Base Value of Borrowing Base Properties Transferred under this subsection (e) since the immediately preceding Scheduled Redetermination of the Borrowing Base, plus (B) the net aggregate Borrowing Base Value of all such commodity Swap Agreements and other Specified Commodity Sale Contracts that have been Liquidated since the immediately preceding Scheduled Redetermination of the Borrowing Base, exceeds five percent (5%) of the Borrowing Base then in effect, the Borrower shall deliver to the Administrative Agent ten (10) Business Days’ prior written notice of such Transfer or Liquidation and shall provide the Administrative Agent with such information regarding such Transfer or Liquidation as the Administrative Agent may reasonably request.

To the extent that, during any period between two successive Scheduled Redetermination Dates, Borrowing Base Properties, commodity Swap Agreements, and other Specified Commodity Sale Contracts with a net aggregate Borrowing Base Value in excess of five percent (5%) of the Borrowing Base, as established on the most recent of such Scheduled Redetermination Dates, are Transferred pursuant to the preceding subsection (e), or Liquidated, as applicable, by the Borrower and its Restricted Subsidiaries, then the Borrowing Base will be reduced by the Borrowing Base Value of the Borrowing Base Properties, commodity Swap Agreements, and other Specified Commodity Sale Contracts, as applicable, in excess of such five percent threshold, effective upon delivery by the Administrative Agent of the related New Borrowing Base Notice under Section 2.07(d), and if a Borrowing Base Deficiency exists after such reduction in the Borrowing Base, the Borrower shall prepay Borrowings in accordance with Section 3.04(c)(iii). For the purposes of the preceding sentence and the preceding subsection (e), the Transfer of an E&P Subsidiary owning such Borrowing Base Properties and/or commodity Swap Agreements or other Specified Commodity Sale Contracts shall be deemed the Transfer of the Borrowing Base Properties and the Liquidation of commodity Swap Agreements and other Specified Commodity Sale Contracts owned by such E&P Subsidiary.

2.6	Swap Agreements.

(a)    The Section heading for Section 9.18 and Sections 9.18(a), 9.18(b) and 9.18(d) of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

Section 9.18    Swap Agreements; Unsecured Specified Commodity Sale Contracts; Other Specified Commodity Sale Contracts.

(a)    Parent and the Borrower will not, and will not permit any Restricted Subsidiary to, enter into or maintain any Swap Agreements or Unsecured Specified Commodity Sale Contracts with any Person other than:

(i)    Swap Agreements with an Approved Counterparty constituting puts or floors with respect to crude oil, natural gas liquids and natural gas, with respect to which neither the Borrower nor any other Credit Party has any payment obligation other than fixed premiums or other fixed charges.

(ii)     Any Swap Agreement entered into with an Approved Counterparty that is not for speculative purposes and (A) is with respect to crude oil, natural gas liquids and natural gas, or (B) that is a Secured Firm Transportation Reimbursement Agreement, provided that (x) no such Swap Agreement entered into under this clause (ii) has a tenor (determined as set forth in Section 9.18(g) below) of more than six years, (y) the aggregate Firm Transportation Reimbursement Obligation Amounts of all Swap Agreements that are Secured Firm Transportation Reimbursement Agreements shall not exceed 15% of the then effective Borrowing Base at any time, and (z) the notional volumes subject to such Swap Agreement entered into under this clause (ii) (excluding put or floor options described in subsection (a)(i)) do not cause the aggregate (I) notional volumes of all Swap Agreements then in effect plus (II) Deemed Transportation Volumes in respect of all Secured Firm Transportation Reimbursement Agreements plus (III) the notional volumes of all Initial Term Non-Lender Specified Commodity Sale Contracts to exceed, as of any date, for each month during the forthcoming six-year period, the greater of:

(A)    the percentage set out for such month in Column A of the following table times the reasonably anticipated projected production during such month from Proved Reserves of the Borrower and the other Credit Parties (based on the most recent Reserve Report delivered to the Administrative Agent); and

(B)    The lesser of:

(1)    the percentage set out for such month in Column B of the following table times the Projected Volume for such month (based on the most recently delivered report under Section 8.01(n)) and

(2)    140% of the monthly average production from the Oil and Gas Properties of the Borrower and the other Credit Parties for the most recent period of three consecutive calendar months ending prior to such date of determination for which production reports have been delivered pursuant to Section 8.01(k) (as such production is set forth on such reports).

Months next succeeding the time as of which compliance is measured	Column A	Column B
Months 1 through 18	85%	90%
Months 19 through 36	85%	75%
Months 37 through 60	85%	60%
Months 61 through 72	85%	40%

(iii)    Swap Agreements with an Approved Counterparty with respect to interest rates, that:

(A)    on a net basis (after aggregation with all other Swap Agreements of the Borrower and the other Credit Parties then in effect with respect to interest rates), effectively convert interest rates from fixed to floating during any month, provided that the net aggregate notional amount converted from fixed to floating for such month does not exceed 75% of the then outstanding principal amount of their consolidated Debt for borrowed money which matures during or after such month and which bears interest at a fixed rate; and

(B)    on a net basis (after aggregation with all other Swap Agreements of the Borrower and the other Credit Parties then in effect with respect to interest rates), effectively convert interest rates from floating to fixed during any month, provided that the net aggregate notional amount converted from floating to fixed for such month does not exceed 75% of the then outstanding principal amount of their consolidated Debt for borrowed money which matures during or after such month and which bears interest at a floating rate.

(iv)    Unsecured Specified Commodity Sale Contracts with any Person (regardless of whether or not such Person is an Approved Counterparty); provided that (A) all Non-Approved Counterparty Volumes do not exceed 15% of Total Available Volumes at any time, (B) with respect to any Initial Term Non-Lender Specified Commodity Sale Contract, the notional volumes in respect thereof are permitted under Section 9.18(a)(ii), and (C) with respect to any Extended Term Specified Commodity Sale Contract:

(1)    such Extended Term Specified Commodity Sale Contract expires by its terms on or before the later of (x) the date that is ten years from the effective date of the applicable Specified Commodity Sale Contract to which such Extended Term Specified Commodity Sale Contract relates and (y) December 31, 2030; provided that in the case of this clause (1), in no event may any Extended Term Specified Commodity Sale Contract provide for the sale of a commodity for more than ten consecutive years commencing with the first year in which such commodities are to be sold under such agreement, and

(2)    the notional volumes subject to such Extended Term Specified Commodity Sale Contracts entered into under this Section 9.18(a)(iv) do not cause the aggregate notional volumes of all Extended Term Specified Commodity Sale Contracts then in effect to exceed, as of any date, for each month during the forthcoming ten year period (or, if such period is longer, for each month for which any Credit Party has any Extended Term Specified Commodity Sale Contract in effect), the greater of:

(I)    20% of Projected Volume; and

(II)    the lesser of (x) 30% of Projected Volume and (y) 65% of the monthly average production from the Oil and Gas Properties of the Borrower and the other Credit Parties for the most recent period of three consecutive calendar months ending prior to such date of determination for which production reports have been delivered pursuant to Section 8.01(k) (as such production is set forth on such reports).

(b)    If, after the end of any calendar month, the Borrower determines that the aggregate (x) notional volume of all Swap Agreements in respect of commodities for such calendar month, (y) notional volume of all Initial Term Non-Lender Specified Commodity Sale Contracts for such calendar month, and

(z) Deemed Transportation Volumes in respect of all Secured Firm Transportation Reimbursement Agreements exceeded 100% of actual production of Hydrocarbons in such calendar month, then the Borrower shall (i) promptly notify the Administrative Agent of such determination, and (ii) if requested by the Administrative Agent (or if otherwise necessary to ensure compliance with Section 9.18(a)(ii)), within 30 days after such request, terminate, create off-setting positions or otherwise unwind or monetize existing Swap Agreements and/or Initial Term Non-Lender Specified Commodity Sale Contracts such that, at such time, future volumes under commodity Swap Agreements and Initial Term Non-Lender Specified Commodity Sale Contracts and future Deemed Transportation Volumes will (A) not exceed 100% of reasonably anticipated projected production for the then-current and any succeeding calendar months and (B) otherwise be in compliance with Section 9.18(a)(ii).

(d)    In no event shall any Swap Agreement or other Specified Commodity Sale Contract contain any requirement, agreement or covenant for the Borrower or any other Credit Party to post collateral or margin to secure their obligations under such Swap Agreements or other Specified Commodity Sale Contracts or to cover market exposure, other than (i) in the case of Swap Agreements, any requirement, agreement or covenant to enter into or maintain the Security Instruments or (ii) to provide replacement credit support or performance assurance as contemplated in clause (b) of the definition of “Firm Transportation Reimbursement Agreement”.

(b)    The introductory phrase “For all purposes of determining the aggregate volumes of Swap Agreements and Deemed Transportation Volumes under this Section 9.18” in Section 9.18(f) of the Credit Agreement is hereby amended to read as follows:

“For all purposes of determining the aggregate volumes of Swap Agreements or other Specified Commodity Sale Contracts, Deemed Transportation Volumes, Total Available Volumes and Non-Approved Counterparty Volumes under this Section 9.18”

(c)    A new clause (h) is hereby added to Section 9.18 which shall immediately following clause (g) thereof, and which clause (h) shall read in full as follows:

(h)    In no event may any Credit Party enter into any Specified Commodity Sale Contract for speculative purposes.

2.7    Right of Setoff. Section 12.08 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 12.08    Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency, and of whatsoever kind, including obligations under Swap Agreements and other Specified Commodity Sale Contracts, as applicable) at any time owing by such Lender or Affiliate to or for the credit or the account of Parent, the Borrower or any Restricted Subsidiary against any of and all the obligations of Parent, the Borrower or such Restricted Subsidiary owed to such Lender or its Affiliates now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender and its Affiliates under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 3.    Conditions Precedent. The effectiveness of this Second Amendment is subject to the following:

3.1    The Administrative Agent shall have received counterparts of this Second Amendment from the Credit Parties and the Majority Lenders.

3.2    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date.

Section 4.    Miscellaneous.

4.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment, and this Second Amendment shall not constitute a waiver or amendment of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Second Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Second Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Second Amendment, no Event of Default exists.

4.3    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

4.4    No Oral Agreement. THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

4.5    Governing Law. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7    Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

BORROWER:	RICE ENERGY OPERATING LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

PARENT:	RICE ENERGY INC., a Delaware corporation

	By	: /s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

GUARANTORS:	RICE DRILLING B LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE DRILLING D LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE MARKETING LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE ENERGY MARKETING LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

VANTAGE ENERGY HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY, LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY II, LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY APPALACHIA II LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

VANTAGE ENERGY APPALACHIA LLC, a Pennsylvania limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY PICEANCE LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY UINTA LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE FORT WORTH ENERGY LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

VANTAGE ENERGY II ALPHA, LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

WELLS FARGO BANK, N.A., as Administrative Agent, a Lender and as an Issuing Bank

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

BARCLAYS BANK PLC, as a Lender and as an Issuing Bank

By:	/s/ Graeme Palmer
Name:	Graeme Palmer
Title:	Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

BMO HARRIS FINANCING, INC., as a Lender and as an Issuing Bank

By:	/s/ Matthew Davis
Name:	Matthew Davis
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

CITIBANK, N.A., as a Lender and as an Issuing Bank

By:	/s/ Peter Kardos
Name:	Peter Kardos
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

COMERICA BANK, as a Lender

By:	/s/ William B. Robinson
Name:	William B. Robinson
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

FIFTH THIRD BANK, as a Lender and as an Issuing Bank

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ushma Dedhiya
Name:	Ushman Dedhiya
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as an Issuing Bank

By:	/s/ Jessica McGuire
Name:	Jessica McGuire
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

SUNTRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender and as an Issuing Bank

By:	/s/ Kristin N. Oswald
Name:	Kristin N. Oswald
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

ZB, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ John Moffitt
Name:	John Moffitt
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

COMPASS BANK, as a Lender

By:	/s/ Les Werme
Name:	Les Werme
Title:	Executive Director

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Garrett Sacco
Name:	Garrett Sacco
Title:	Authorized Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender and as an Issuing Bank

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

CITIZENS BANK NA, as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

BOKF, NA dba BANK OF OKLAHOMA, as a Lender

By:	/s/ Mari Salazar
Name:	Mari Salazar
Title:	SVP – Energy Lending

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Brandon Starr
Name:	Brandon Starr
Title:	Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Jason A. Zilewicz
Name:	Jason A. Zilewicz
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ James Giordano
Name:	James Giordano
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

By:	/s/ Shai Bandner
Name:	Shai Bandner
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC